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                                                                EXHIBIT 10.1




                                Capital One Bank
                       Senior and Subordinated Bank Notes
                Due From 30 Days to 30 Years from Date of Issue


                  AMENDED AND RESTATED DISTRIBUTION AGREEMENT



                                                                  April 30, 1996



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
SMITH BARNEY INC.

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     World Financial Center
     North Tower, 10th Floor
     New York, New York  10281-1310


Ladies and Gentlemen:

         Capital One Bank, a banking association chartered under the laws of the Commonwealth of Virginia (the "Bank"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. (including its affiliate Lehman Commercial Paper Inc.), Salomon Brothers Inc and Smith Barney Inc. (each referred to as an "Agent" and collectively referred to as the "Agents") with respect (i) the issue and sale by it of its senior unsecured debt obligations not insured by the Federal Deposit Insurance Corporation (the "FDIC") with maturities of more than one year to 30 years from date of issue (the "Medium-Term Senior Bank
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Notes"), (ii) to the issue and sale by it of its senior unsecured debt obligations not insured by the FDIC with maturities from 30 days to not more than one year from date of issue ("Short-Term Senior Bank Notes" and together with the Medium-Term Senior Bank Notes, the "Senior Bank Notes"), and (iii) the issue and sale by it of its subordinated debt obligations not insured by the FDIC with maturities from five years to 30 years from date of issue ("Subordinated Bank Notes," and together with the Senior Bank Notes, the "Bank Notes"). The Bank Notes are to be issued pursuant to an Amended and Restated Issuing and Paying Agency Agreement, dated as of April 30, 1996 (the "Issuing and Paying Agency Agreement"), between the Bank and Chemical Bank, as the Issuing and Paying Agent ("Issuing and Paying Agent"). As of the date hereof, the Bank has authorized the issuance of up to $4,500,000,000 aggregate principal amount at any one time outstanding of Senior Bank Notes. In addition, the Bank has authorized the issuance of up to $200,000,000 aggregate principal amount of its Subordinated Bank Notes. It is understood, however, that the Bank may from time to time authorize the issuance of an additional outstanding amount of Bank Notes and that the Bank Notes may be distributed through or sold to one or more of the Agents pursuant to the terms of this Agreement, all as though the issuance of the Bank Notes were authorized as of the date hereof. The Bank is a subsidiary of Capital One Financial Corporation (the "Parent").

         This Agreement provides both for the sale of Bank Notes by the Bank to the Agents as principal for resale to investors and other purchasers and for the sale of Bank Notes by the Bank directly to investors through the Agents (as may from time to time be agreed to by the Bank and the Agents), in which case the Agents will act as agents of the Bank in soliciting Bank Note purchasers.

SECTION 1.  Appointment as Agents.

         (a) Appointment of Agents. Subject to the terms and conditions stated herein and subject to the reservation by the Bank of the right to sell Bank Notes directly to investors on its own behalf in those jurisdictions where it is authorized to do so, the Bank hereby agrees that Bank Notes will be sold exclusively to or through the Agents. The Agents are authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Bank Notes purchased by an Agent as principal for resale to others but are not authorized to appoint sub-agents. In connection with sales by the Agents of Bank Notes purchased by an Agent as principal to other brokers or dealers, an Agent may allow any portion of the discount it has received in connection with such purchase from the Bank to such brokers or dealers.





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         (b)  Sale of Bank Notes.   The Bank shall not approve the solicitation
of purchases of Bank Notes in excess of the amount which shall be authorized to be outstanding by the Bank from time to time or in excess of the aggregate principal amount of Bank Notes specified in the Offering Circular. The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Bank Notes sold or outstanding, or of otherwise monitoring the availability of Bank Notes for sale.

         (c) Purchases as Principal. The Agents shall not have any obligation to purchase Bank Notes from the Bank as principal, but the Agents may agree from time to time to purchase Bank Notes as principal. Any such purchase of Bank Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) Solicitations as Agent. If agreed upon by an Agent and the Bank, the Agent acting solely as agent for the Bank and not as principal, will solicit purchases of the Bank Notes. The Agent will communicate to the Bank, orally or in writing, each offer to purchase Bank Notes solicited by such Agent on an agency basis, other than those offers rejected by the Agent. The Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Bank Notes, as a whole or in part, and any such rejection shall not be deemed a breach of any Agent's agreement contained herein. The Bank may accept or reject any proposed purchase of the Bank Notes, in whole or in part. The Agent shall make reasonable efforts to assist the Bank in obtaining performance by each purchaser whose offer to purchase Bank Notes has been solicited by the Agent and accepted by the Bank. The Agent shall not have any liability to the Bank in the event any such agency purchase is not consummated for any reason. If the Bank shall default on its obligation to deliver Bank Notes to a purchaser whose offer it has accepted, the Bank shall
(i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Bank and (ii) notwithstanding such default, pay to the Agent any commission to which it would be entitled in connection with such sale.

         (e) Additional Agents. The Bank may, from time to time, engage additional agents either as principal or as an agent for the sale of the Bank Notes. In the event that the Bank elects to engage such additional agents, the Bank shall provide notice to the Agents then parties to this Agreement. Any additional agents shall be required, as a condition to their engagement, either to enter into this Agreement (amended to include such additional agents as signatories) or into an agreement with the Bank substantially similar to this Agreement.

         (f) Reliance. The Bank and the Agents agree that the Bank Notes purchased by the Agents shall be purchased, and the Bank





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Notes the placement of which an Agent arranges shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Bank contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  Representations and Warranties.

         (a) The Bank represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes (whether to the Agent as principal or through the Agent as agent), as of the date of each delivery of Bank Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of the times referred to in Section 8(b) hereof (each of the times referenced above being referred to hereafter as a "Representation Date"), as follows:

              (i) Offering Circular. The Bank has prepared an offering circular, dated April 30, 1996 (as such document may hereafter be amended or supplemented by the Bank, including the material incorporated therein by reference, the "Offering Circular"), to be used by the Agents in connection with the Agents' solicitation of purchasers of or offering of the Bank Notes. The Bank has been authorized by the Parent to incorporate by reference in the Offering Circular the Parent's annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by the Parent with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder. The Offering Circular, as of the date hereof, does not and, as of the applicable Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Offering Circular made in reliance upon and in conformity with information furnished to the Bank in writing by the Agents expressly for use therein.

              The Bank has incorporated by reference in the Offering
         Circular the publicly available portions of each of its Consolidated Reports of Condition and Income (each, a "Call Report"), and any amendments or supplements thereto, beginning with and including the Call Report for the period ended December 31, 1994 to and including the most recent Call Report filed or published prior to the offering of Bank Notes. The publicly available portions of any Call Reports filed by the Bank subsequent to the date of the Offering





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         Circular and prior to the termination of the offering of the Bank
         Notes will be incorporated therein by reference.

              The documents incorporated by reference into the Offering Circular, at the time they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply in all material respects with the 1934 Act or the rules and regulations otherwise applicable thereto, as the case may be and, when read together with the other information in the Offering Circular, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

             (ii)  Due Organization, Valid Existence and Good Standing.
         The Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole. The Bank is a subsidiary of the Parent, a Delaware corporation which has securities registered under the 1934 Act.

            (iii) Due Authorization, Execution and Delivery of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement and the Letters of Representations. This Agreement, the Issuing and Paying Agency Agreement and the Amended and Restated Interest Calculation Agreement dated as of April 30, 1996 between the Bank and Chemical Bank (the "Interest Calculation Agreement"), and the Short-Term and Medium-Term Letters of Representation dated April 30, 1996 (the "Letters of Representation"), between the Bank, the Issuing and Paying Agent and The Depository Trust Company, have been duly authorized, executed and delivered by the Bank and are valid and legally binding agreements of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership and similar laws of general applicability relating to, or affecting, creditors' rights, to general equity principles and, with respect to any indemnification or contribution obligation, to public policies which might affect such obligations.





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             (iv)  Due Authorization, Execution and Delivery of the Bank Notes.
         The Bank Notes have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be valid and legally binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership and similar laws of general applicability relating to, or affecting, creditors' rights to general equity principles and, with respect to any indemnification or contribution obligation, to public policies which might affect such obligations.

              (v) Exemption from Registration. The Bank Notes are exempt from registration under Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and neither registration of the Bank Notes under the 1933 Act, nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to this Agreement or any applicable Terms Agreement (as defined in Section 3(a) hereof).

             (vi) Exemption from Investment Company Act. The Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or to take any other action with respect to or under the Investment Company Act.

            (vii) No Other Approvals Required. No consent, approval or authorization of or filing with any governmental body or agency is required for the performance by the Bank of its obligations under this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representation and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes.

           (viii) Description of Bank Notes. The Bank Notes are substantially in the form heretofore delivered to the Agents and conform in all material respects to the description thereof contained in the Offering Circular under the caption "Description of Notes."

             (ix) Priority of Bank Notes. The Senior Bank Notes are unsecured and unsubordinated debt obligations of the Bank and rank pari passu with all other unsecured and unsubordinated debt obligations of the Bank except, (A) pursuant to Section 11(d)(11) of the Federal Deposit





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         Insurance Act, the Bank's unsecured deposit obligations and (B)
         pursuant to Section 6.1 - 110.9 of the Code of Virginia, the Bank's deposit obligations. The Subordinated Bank Notes are unsecured and subordinated debt obligations of the Bank, rank pari passu among themselves, and are subordinated and junior in right of payment to the Bank's obligations to depositors and general creditors, other than obligations which, by their express terms, rank on a parity with or junior to the Subordinated Bank Notes. Upon issuance, the Subordinated Bank Notes will qualify as Tier 2 capital of the Bank (within the meaning of Appendix A to 12 C.F.R. Part 208).

              (x) No Violation. Neither the Bank or any of its subsidiaries nor the Parent or any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound which might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representation or the Notes or any transaction contemplated hereby or thereby. The execution, issuance and delivery by the Bank of the Bank Notes, and the execution, delivery and performance by the Bank of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement, the Letters of Representations and any applicable Terms Agreement, will not violate any law, rule, regulation, order, judgment or decree applicable to the Parent and its subsidiaries or to the Bank and any of its subsidiaries or violate any provision of the Bank's charter or by-laws, or conflict with or result in a material breach of or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Parent and its subsidiaries or the Bank and any of its subsidiaries pursuant to any contract, indenture, mortgage loan agreement, note, lease or other instrument to which the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, or the property of any of them, is bound or subject.

             (xi) No Material Adverse Change. Since the respective dates as of which information is given or incorporated by reference in the Offering Circular (a) there has not been





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         any material adverse change in the condition, financial or otherwise, or business affairs or business prospects of the Bank and its subsidiaries or the Parent and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular (including the material incorporated by reference therein), and (b) there have been no material transactions entered into by the Bank or any of its subsidiaries or the Parent and any of its subsidiaries considered as one enterprise, other than those in the ordinary course of business.

             (xii) Rating. The Bank Senior Notes of the Bank have been rated by a "nationally recognized statistical rating agency" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act), in one of its four highest categories. The Bank "has unsecured non-convertible debt with a term of issue of at least four
         (4) years, or unsecured non-convertible preferred securities, rated by a nationally recognized statistical rating organization" within the meaning of Article III Section 44(b)(7) of The Corporate Financing Rule of the National Association of Securities Dealers, Inc.

            (xiii) Financial Statements and Financial Information. The financial statements and other financial information of the Parent and its consolidated subsidiaries and the Bank and its consolidated subsidiaries included or incorporated by reference in the Offering Circular present fairly the consolidated financial position of the Parent and its consolidated subsidiaries and the Bank and its consolidated subsidiaries, the case may be, as of the date indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; financial information of certain financial institutions, if any, proposed to be acquired by the Parent and the Bank included or incorporated by reference in the Offering Circular present fairly the financial position of such financial institutions as of the dates indicated therein and the results of their operations for the periods specified therein.

             (xiv) Legal Proceedings. Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Bank, threatened against or affecting, the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, which might, in the opinion of the Bank,





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         result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement or the Notes or any transaction contemplated hereby or thereby.

              (xv) Commodity Exchange Act. The Bank Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Issuing and Paying Agency Agreement, will be excluded or exempted under the provisions of the Commodity Exchange Act.

         (b) Additional Certifications. Any certificate signed by any officer of the Bank and delivered to the Agents or to counsel for the Agents in connection with an offering of Bank Notes, or the sale of Bank Notes to an Agent as principal, contemplated by this Agreement shall be deemed a representation and warranty by the Bank to the Agents as to the matters covered thereby on the date of such certificate and at each Representation Date referred to in Section 2(a) hereof subsequent thereto.

SECTION 3.  Purchases as Principal; Solicitations as Agents.

         (a) Purchases as Principal. Unless otherwise agreed by an Agent and the Bank, Bank Notes shall be purchased by the Agent as principal. Such purchases shall be made in accordance with terms agreed upon by the Agent and the Bank with respect to such information (as applicable) as is specified in Exhibit A hereto (a "Terms Agreement") (which terms shall be agreed upon orally, and which may or may not be confirmed in writing in the form of Exhibit A, prepared by the Agent and mailed or sent via facsimile transmission to the
Bank). The Agent's commitment to purchase Bank Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Bank herein contained and shall be subject to the terms and conditions herein set forth. Each purchase of Bank Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Bank Note equivalent to the applicable commission set forth in Exhibit B hereto. The Agent may engage the services of any other broker or dealer in connection with the resale of the Bank Notes purchased as principal and may allow any portion of the discount received in connection with such purchases from the Bank to such brokers and dealers. At the time of each purchase of Bank Notes by an Agent as principal, the Agent shall specify the requirements for the opinions of counsel and officers' certificates pursuant to Sections 6(a) and 6(b) hereof.





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         (b)  Solicitations as Agents.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed upon by the Bank and an Agent, such Agent, as an agent of the Bank, will use its reasonable efforts to solicit offers to purchase the Bank Notes upon the terms and conditions set forth herein and in the Offering Circular. All Bank Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Bank and the Agent.

         The Bank reserves the right, in its sole discretion, to suspend solicitation of purchases of the Bank Notes through the Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Bank, the Agents will forthwith suspend solicitation of purchases from the Bank until such time as the Bank has advised the Agents that such solicitation may be resumed.

         The Bank agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Bank Note sold by the Bank as a result of a solicitation made by such Agent as set forth in Exhibit B hereto, or as otherwise agreed to by the Bank and such Agent. The Agents may reallow any portion of the commission payable pursuant hereto to dealers in connection with the offer and sale of the Bank Notes.

         (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Bank Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Bank and the applicable Agent and set forth in a pricing supplement to the Offering Circular
to be prepared in connection with each sale of Bank Notes.   Administrative
procedures with respect to the sale of Bank Notes shall be agreed upon from time to time by the Agents and the Bank (the "Procedures"). The initial Administrative Procedures, as agreed upon by the Agents and the Bank, are attached hereto as Exhibit G. The Agents and the Bank agree to perform the respective duties and obligations specifically provided to be performed by the Agents and the Bank herein and in the Procedures.

         (d) Delivery. The documents required to be delivered by Section 6 hereof shall be delivered at the office of Brown & Wood, on the date hereof, or at such other time as the Agents and the Bank may agree upon in writing (the "Closing Time").

SECTION 4. Covenants of the Bank.

         The Bank covenants with the Agents as follows:

         (a) Amending Offering Circular. The Bank will give the Agents notice of its intention to prepare any additional offering circular supplement with respect to the sale of the Bank Notes or any amendment or supplement to the Offering Circular and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be distributed a reasonable time in advance of such proposed distribution and will not distribute any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object.

         (b) Copies of Offering Circular. The Bank will deliver to the Agents as many copies of the Offering Circular (as amended or supplemented, including documents incorporated by reference therein) as the Agents shall reasonably request in connection with sales or solicitations of offers to purchase the Bank Notes.

         (c) Revisions of Offering Circular -- Material Changes. Except as otherwise provided in Subsection (d) of this Section 4, if any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Bank, to amend or supplement the Offering Circular in order that the Offering Circular will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Bank Notes in their capacity as agents and to cease sales of the Bank Notes the Agents may then own as principal, and the Bank will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission. The Agents shall, at such time as the Bank shall have furnished to the Agents an amended or supplemented Offering Circular in form satisfactory to the Agents and their counsel, resume solicitation of offers to purchase Bank Notes using the Offering Circular so amended and supplemented. The Bank agrees to update the Offering Circular no less than annually within 120 days after its fiscal year-end.

         (d) Suspension of Certain Obligations. The Bank shall not be required to comply with the provisions of subsection (c) of this Section 4 during any period from the later of the time (i) the Agents shall have suspended solicitation of purchases of the Bank Notes in their capacity as agents pursuant to a request from the Bank and (ii) no Agent shall then hold any Bank Notes purchased as principal pursuant hereto, until the time the Bank shall determine that solicitation of purchases of the Bank Notes should be resumed or the Agent shall subsequently purchase Bank Notes from the Bank as principal.

         (e) Regulatory Reports. The Bank shall provide the Agents with copies of the publicly available portion of any reports required to be filed by the Bank or the Parent with any United

States or state supervisory or regulatory authority as promptly as reasonably practicable after such reports become publicly available.

         (f) Preparation of Pricing Supplements. The Bank will prepare, with respect to the Bank Notes to be sold through or to the Agents pursuant to this Agreement, a pricing supplement with respect to the Bank Notes in a form previously approved by the Agents.

         (g) Blue Sky Qualifications. The Bank will endeavor, in cooperation with the Agents, to qualify the Bank Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Bank Notes; provided, however, that the Bank shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Bank will file such statements and reports as may be required by the laws of each jurisdiction in which the Bank Notes have been qualified as above provided. The Bank will promptly advise the Agents of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (h) Stand-Off Agreement. In connection with a purchase by an Agent of Bank Notes as principal, between the date of the agreement to purchase such Bank Notes and the Settlement Date with respect to such purchase, the Bank will not, without the prior consent of the Agent who is party to such agreement, offer or sell in the United States, or enter into any agreement to sell in the United States, any debt securities or deposit obligations of the Bank (other than the Bank Notes that are to be sold pursuant to such agreement and deposit and other bank obligations issued and sold directly by the Bank in the ordinary course of its business).

SECTION 5.  Payment of Expenses.

         Whether or not the transactions contemplated hereunder are consummated or this Agreement or any agreement by an Agent to purchase Bank Notes as principal is terminated, the Bank will pay all expenses incident to the performance of the Bank's obligations under this Agreement including: (a) the preparation, printing and delivery of the Offering Circular and all amendments and supplements thereto; (b) the preparation of this Agreement; (c) the preparation, issuance and delivery of the Bank Notes, including fees and expenses related to the use of book-entry notes; (d) the fees and disbursements of the Bank's counsel, of the Issuing and Paying Agent and of any calculation agents or exchange rate agents; (e) the reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Bank Notes and incurred from time to time in connection with the transactions contemplated thereby; (f) any fees charged by rating agencies for rating of the Bank Notes; (g) any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Bank; (h) the qualification of the Bank Notes under state securities laws in accordance with the provisions of Section 4(g) hereof, including the filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey; and (i) the cost of preparing and providing any CUSIP or other identification numbers for the Bank Notes.

SECTION 6.  Conditions of Agents' Obligations.

         The obligations of the Agents to solicit offers to purchase the Bank Notes as agents of the Bank, the obligations of any purchasers of Bank Notes sold through an Agent as agent, and any obligation of an Agent to purchase Bank Notes pursuant to any agreement by such Agent to purchase Bank Notes as principal (or otherwise), will be subject at all times to the accuracy in all material respects of the representations and warranties on the part of the Bank herein and to the accuracy in all material respects of the statements of the Bank's and the Parent's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance in all material respects by the Bank of all covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

               (i) Opinions of Counsel to the Bank and the Parent. The opinion of John G. Finneran, Jr., Counsel to the Bank and the Parent, substantially in the form of Exhibit C.

              (ii) Opinion of Counsel to the Agents. The opinion of Brown & Wood, counsel to the Agents, covering such matters as they may request.

         (b) Officers' Certificates. On the date hereof and, if requested by an Agent pursuant to Section 8(b) hereof, on each Settlement Date, the Agents shall have received a certificate of (i) the President, Senior Vice President or Vice President, and the Chief Financial or Chief Accounting Officer of the Bank satisfactory to the Agents, substantially in the form of Exhibit D hereto and (ii) the President or Vice President, and the Chief

Financial Officer, Chief Accounting Officer or Treasurer of the Parent satisfactory to the Agents, substantially in the form of Exhibit E hereto, each dated the date hereof or the Settlement Date, as the case may be.

         (c) Representations Certificate. On the date hereof, the Agents shall have received a certificate of the Parent, substantially in the form of Exhibit F hereto.

         (d) Accountants' Letter. On the date hereof, the Agents shall have received a letter from Ernst & Young LLP, dated as of the date hereof and in form and substance satisfactory to the Agents.

         (e) Other Documents. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably request for the purpose of enabling such counsel to pass upon the issuance and sale of the Bank Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Bank in connection with the issuance and sale of Bank Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent, any applicable agreement by such Agent to purchase Bank Notes as principal) may be terminated by the Agents by notice to the Bank at any time at or prior to the Closing Time and any such termination shall be without liability of any party to any other party, except that the provisions of Section 5 hereof, the indemnity and contribution agreement set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 7. Delivery of and Payment for Bank Notes Sold through an Agent.

         Delivery of Bank Notes sold through an Agent as agent shall be made by the Bank to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Bank Note on the date fixed for settlement, the Agent shall promptly notify the Bank and deliver the Bank Note to the Bank, and, if the Agent has theretofore paid the Bank for the Bank Note, the Bank will promptly return such funds to the Agent. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder, the Bank will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Bank.

SECTION 8.  Additional Covenants of the Bank.

         The Bank covenants and agrees with each Agent that:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by the Bank of an offer for the purchase of Bank Notes (whether to an Agent as principal or through the Agent as agent), and each delivery of Bank Notes to the Agents, shall be deemed to be an affirmation that the representations and warranties of the Bank contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct in all material respects at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or to the applicable Agent, of the Bank Note or Bank Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Offering Circular as amended and supplemented to each such time, including any amendment resulting from the incorporation by reference of documents filed by the Bank or the Parent).

         (b) Subsequent Delivery of Certificates. Each time that (i) the Offering Circular shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or other variable terms of Bank Notes), (ii) there is filed with the Commission or any bank regulatory agency any document incorporated by reference into the Offering Circular, (iii) (if required in connection with the purchase of Bank Notes by an Agent as principal) the Bank sells Bank Notes to such Agent as principal or
(iv) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents certificates from the Bank and the Parent dated the date of such amendment or supplement, the date of such filing, or the Settlement Date, as the case may be, to the effect that the statements contained in the certificates which were last furnished to the Agents by the Bank and the Parent pursuant to Section 6(b) hereof are true and correct in all material respects at the time of such amendment, supplement or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Offering Circular as amended and supplemented to such time, including any amendment resulting from incorporation by reference of documents filed by the Bank and the Parent) or, in lieu of such certificates, certificates of the same form as the certificates referred to in said Section 6(b), modified as necessary to relate to the

Offering Circular as amended and supplemented to the time of delivery of such certificates.

         (c) Subsequent Delivery of Legal Opinions. Each time that (i) the Offering Circular shall be amended or supplemented with respect to the Bank Notes (other than by an amendment or supplement (x) providing solely for a change in interest rates or other variable terms of the Bank Notes or similar changes, or (y) setting forth financial statements or other information as of and for a fiscal period (unless, in the reasonable judgment of the Agents, an opinion of counsel should be furnished in light of such an amendment)), (ii) there is filed with the Commission any document incorporated by reference into the Offering Circular, (iii) (if required in connection with the purchase of Bank Notes by an Agent as principal) the Bank sells Bank Notes to such agent as principal or (iv) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents and the Agents' counsel a letter from each counsel last furnishing an opinion referred to in Section 6(a)(i) hereof (or such other counsel as may be acceptable to the Agents) to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Offering Circular as amended and supplemented to the time of delivery of such letter authorizing reliance) or in lieu of such letter, each such counsel (or such other counsel as may be acceptable to the Agents) may deliver a letter in the same form as its letter referred to in Section 6(a)(i) but modified, as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such letter.

         (d)  Subsequent Delivery of Accountants' Letters.  Each time that
(i) the Offering Circular shall be amended or supplemented with respect to the Bank Notes (other than by an amendment or supplement (x) providing solely for a change in interest rates or other variable terms of the Bank Notes, or (y) setting forth financial statements or other information as of and for a fiscal period (unless, in the reasonable judgment of the Agents, an opinion of counsel should be furnished in light of such an amendment)), (ii) (if required by an Agent) there is filed with the Commission any document incorporated by reference into the Offering Circular, (iii) (if required in connection with the purchase of Bank Notes by an Agent as principal) the Bank sells Bank Notes to such agent as principal or (iv) (if required by an Agent) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents and the Agents' counsel a letter from Ernst & Young LLP reaffirming the statements made in its letter delivered pursuant to Section 6(d), or in lieu of such letter, Ernst & Young LLP may deliver a letter in the same form as its letter referred to in Section 6(d) but modified as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such letter.

SECTION 9.  Indemnification.

         (a) Indemnification of Agents. The Bank agrees to indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Bank;

            (iii) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by the Agents), as reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; and

             (iv) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of the breach by the Bank of any agreement or representation made or deemed to be made pursuant to this Agreement.

         (b) Indemnification of Bank. Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Bank and each person, if any, who controls the Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Circular (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Bank by such Agent expressly for use in the Offering Circular (or any amendment or supplement thereto).

         (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 10.  Contribution.

         In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Bank, on the one hand, and the Agents, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Bank, on the one hand, and the Agents, on the other hand, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent to the date of such liability bears to the total sales price received by the Bank from the sale of Bank Notes to the date of such liability, and the Bank is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Agents, and each person, if any, who controls the Bank within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Bank. The obligations of each of the Agents and the Bank under this Section to contribute are several in proportion to the respective purchases or sales made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

SECTION 11.  Representations, Warranties and Agreements to
             Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Bank pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Bank, and shall survive each delivery of and payment for any of the Bank Notes.

SECTION 12.  Termination.

         (a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by an Agent to purchase Bank Notes as principal) may be terminated for any reason, at any time by either the Bank or any of the Agents as to itself, immediately upon the giving of 30 days written notice of such termination to the other party hereto in accordance with the provisions of
Section 13 hereof.

         (b)  Termination of an Agreement to Purchase Bank Notes as
Principal. An Agent may terminate an agreement hereunder by such Agent to purchase Bank Notes as principal, immediately upon notice to the Bank, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Offering Circular, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, or of the Parent and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Bank Notes or enforce contracts for the sale of the Bank Notes, or (iii) if trading in any securities of the Bank or the Parent shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange, the New York Stock Exchange or the Chicago Board of Trade shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either federal, New York State or the Commonwealth of Virginia authorities, as the case may be, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Bank as of the date of any agreement by an Agent to purchase the

Bank Notes as principal shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed under surveillance or review, other than with positive implications, its rating of any debt securities or deposits of the Bank, or (v) if there shall have come to such Agent's attention any facts that would cause such Agent to believe that the Offering Circular or any amendments thereto or supplements thereof, at the time it was required to be delivered to a purchaser of Bank Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

         (c)  General.

         In the event of any such termination, none of the parties will have any liability to the other parties hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) an Agent shall own any Bank Notes purchased with the intention of reselling them or (b) an offer to purchase any of the Bank Notes has been accepted by the Bank but the time of delivery to the purchaser or his agent of the Bank Note or Bank Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 8 hereof shall remain in effect until such Bank Notes are so resold or delivered, as the case may be, and (iii) the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, and the provisions of Section 11, 14 and 15 hereof shall remain in effect.


SECTION 13.  Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.


         If to the Bank:

              Capital One Bank
              2980 Fairview Park Drive
              Falls Church, Virginia 22042-4525
              Attention:  Treasurer
              Facsimile Number: (703) 205-1093

         If to the Parent:

              Capital One Financial Corporation
              2980 Fairview Park Drive
              Falls Church, Virginia 22042-4525
              Attention:  Chief Financial Officer
              Facsimile Number:  (703) 205-1093


         If to Merrill, Lynch & Co.:

              Merrill Lynch & Co.
              Merrill Lynch, Pierce, Fenner & Smith Incorporated
              North Tower, 10th Floor
              World Financial Center
              New York, New York  10281-1310
              Attention:  Product Management-Bank Notes
              Facsimile Number:  (212) 449-2234


         If to CS First Boston Corporation:

              CS First Boston Corporation
              55 East 52nd Street
              New York, New York  10055
              Attention: Short and Medium-Term Finance Department Facsimile Number: (212) 318-1498

         If to Donaldson, Lufkin & Jenrette Securities:

              Donaldson, Lufkin & Jenrette
                 Securities Corporation
              140 Broadway, 40th Floor
              New York, New York  10005
              Attention:  Roger Thomson
              Facsimile Number:  (212) 504-8244

         If to Goldman, Sachs & Co.:

              Goldman, Sachs & Co.
              85 Broad Street
              New York, New York  10004
              Attention:  Medium-Term Note Desk
              Facsimile Number:  (212) 902-0658


         If to J.P. Morgan Securities Inc.:

              J.P. Morgan Securities Inc.
              60 Wall Street
              New York, New York  10260
              Attention:  Medium-Term Note Desk

              Facsimile Number:  (212) 648-5909


         If to Lehman Brothers Inc.:

              Lehman Brothers
              Lehman Brothers Inc.
              3 World Financial Center, 12th Floor
              New York, New York  10285-1200
              Attention:  Medium-Term Note Department
              Facsimile Number:  (212) 528-1718


         If to Salomon Brothers Inc:

              Salomon Brothers Inc
              7 World Trade Center, 31st Floor
              New York, New York  10048
              Attention:  Medium-Term Note Department
              Facsimile Number:  (212) 783-2274


         If to Smith Barney Inc.:

              Smith Barney Inc.
              390 Greenwich Street
              New York, New York  10013
              Attention:  Continously Offered Products Group
              Facsimile Number:  (212) 723-8854


or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.  Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents, the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bank Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.  Governing Law.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of New York applicable to agreements made and to be performed in such state. Any suit, action or proceeding brought by the Bank or the Parent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 16.  Counterparts.

         This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with the your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                Very truly yours,


                                CAPITAL ONE BANK


                                By: /s/ DAVID M. WILLEY
                                    ---------------------------------
                                        Name: David M. Willey
                                        Title: Vice President
                                               Cashier, Treasurer
                                               and Assistant Secretary



CONFIRMED AND ACCEPTED,
as of the date first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By:/s/ MARION NEUSTADTER
   ----------------------------------
   Name:
   Title:

CS FIRST BOSTON CORPORATION


By:/s/ MARTHA D. BAILEY
   ----------------------------------
   Name: Martha D. Bailey
   Title:  Vice President

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By:       [sig]
   ----------------------------------
   Name:
   Title:

GOLDMAN, SACHS & CO.


By: /s/ GOLDMAN, SACHS & CO.
   ----------------------------------
   Name:
   Title:


J.P. MORGAN SECURITIES INC.


By:/s/ GEOFFREY B. FITZGERALD
   ----------------------------------
   Name:
   Title:


LEHMAN BROTHERS INC.


By:      [sig]
   ----------------------------------
   Name:
   Title:

SALOMON BROTHERS INC


By:        [sig]
   ----------------------------------
   Name:
   Title:


SMITH BARNEY INC.


By:           [sig]
   ----------------------------------
   Name:
   Title:

                                                                       EXHIBIT A



         The following terms, if applicable, shall be agreed to by the Agent and the Bank in connection with each sale of Bank Notes to the Agent as principal:

                 Principal Amount: $_______

                 Choose One:
                 / / Short-Term Senior Bank Note
                 / / Medium-Term Senior Bank Note
                 / / Subordinated Bank Note

                 Interest Rate:

                       If Fixed Rate Note:

                            Interest Rate:
                            Record Date(s):
                            Interest Payment Date(s):


                       If Floating Rate Note:

                            Interest Rate Basis:
                            Initial Interest Rate:
                            Spread or Spread Multiplier, if any:
                            Interest Rate Reset Month(s):
                            Interest Reset Date(s):
                            Interest Payment Date(s):
                            Index Maturity:
                            Maximum Interest Rate, if any:
                            Minimum Interest Rate, if any:
                            Interest Reset Period:
                            Interest Payment Period:
                            Calculation Agent:

                       If Redeemable:

                            Initial Redemption Date:
                            Additional Redemption Dates:
                            Initial Redemption Percentage:
                            Annual Redemption Percentage Reduction:

                       If Repayable:

                            Optional Repayment Date(s):

                 Date of Maturity:
                 Purchase Price:  ___________%

                 Settlement Date and Time:
                 Additional Terms:

Also, in connection with the purchase of Bank Notes by the Agent as principal, agreement as to whether the following will be required:

                 (a) Officers' Certificates pursuant to Section 8(b) of the Distribution Agreement.

                 (b) Legal Opinion pursuant to Section 8(c) of the Distribution Agreement.

                 (c) Accountants' Letter pursuant to Section 8(d) of the Distribution Agreement.

                                                                       EXHIBIT B


         As compensation for the services of the Agents hereunder, the Bank shall pay the applicable Agent, on a discount basis, a commission for the sale of each Bank Note equal to the principal amount of the Bank Note multiplied by the appropriate percentage set forth below:

                                                         PERCENT OF
MATURITY RANGES                                       PRINCIPAL AMOUNT
- ---------------                                       ----------------
From 30 days to less than 9 months............              .050%

From 9 months to less than 1 year.............              .125

From 1 year to less than 18 months............              .150

From 18 months to less than 2 years...........              .200

From 2 years to less than 3 years.............              .250

From 3 years to less than 4 years.............              .350

From 4 years to less than 5 years.............              .450

From 5 years to less than 6 years.............              .500

From 6 years to less than 7 years.............              .550

From 7 years to less than 10 years............              .600

From 10 years to less than 15 years...........              .625

From 15 years to less than 20 years...........              .700

From 20 years to 30 years.....................              .750

            [FORM OF OPINION OF COUNSEL TO THE BANK AND THE PARENT]

                                                                       EXHIBIT C


                                                                  April 30, 1996



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
SMITH BARNEY INC.

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     World Financial Center
     North Tower
     New York, New York  10281

Ladies and Gentlemen:


               I have acted as counsel for Capital One Bank (the "Bank") and Capital One Financial Corporation (the "Parent"), in connection with the execution today (i) by you and the Bank of the Amended and Restated Distribution Agreement (the "Distribution Agreement"), (ii) by the Parent of the Representations Certificate pursuant to Section 6(c) of the Distribution Agreement (the "Representations Certificate"), and (iii) by the Bank and Chemical Bank (the "Issuing and Paying Agent") of the Amended and Restated Issuing and Paying Agency Agreement (the "IPA Agreement") and the Amended and Restated Interest Calculation Agreement (the "Interest Calculation Agreement") and (iv) by the Bank and the Issuing and Paying Agent and The Depository Trust Company of the Short-Term and Medium-Term Letters of Representations (the "Letters of Representations"), all of which are dated April 30, 1996, relating to the issuance and sale by the Bank of its Senior Bank Notes due from 30 days to 30 years from the date of issue (the "Senior Bank Notes") and Subordinated Bank Notes due from five years to 30 years from the date of issue (the "Subordinated Bank Notes," and together with the Senior Bank Notes, the "Bank

Notes"). This opinion letter is furnished pursuant to Section 6(a)(i) of the Distribution Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Distribution Agreement.

               In arriving at the opinions expressed below, I have examined and relied on the following documents:

               (a) an executed copy of the Distribution Agreement, the Representations Certificate, the IPA Agreement and the Interest Calculation Agreement;
               (b)      the Offering Circular;
               (c)      specimens of the Bank Notes; and
               (d) the documents delivered to you by the Bank and the Parent at the closing pursuant to the Distribution Agreement.

In addition, I have examined and relied on the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the Bank and the Parent and such other instruments and other certificates of public officials, officers and representatives of the Bank and the Parent and such other persons, and I have made such investigations of law, as I have deemed appropriate as a basis for the opinions expressed below. In rendering the opinions expressed below, I have assumed and have not verified that the signatures on all documents that I have examined are genuine, that all copies of documents that I have examined conform to the originals thereof, and that the Bank Notes conform to the specimen thereof that I have examined.

         Based on the foregoing, it is my opinion that:

               1. The Bank is a banking corporation validly existing and in good standing under the laws of the Commonwealth of Virginia. The Parent is a corporation validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in the Commonwealth of Virginia. The Bank is a wholly-owned subsidiary of the Parent, which has securities registered under the Securities Exchange Act of 1934, as amended.

               2.   The Distribution Agreement, the IPA Agreement, the
         Interest Calculation Agreement and the Letters of Representations have been duly authorized, executed and delivered by the Bank and, assuming due authorization, execution and delivery by all parties thereto other than the Bank, are legal, valid, binding and enforceable agreements of the Bank, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, and similar laws of general applicability relating to, or affecting, creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and subject, as to any indemnification or contribution obligation, to public policies which might affect such obligations.

               3. The Representations Certificate has been duly authorized, executed and delivered by a duly authorized officer of the Parent and, assuming due authorization, execution and delivery of the Distribution Agreement, the IPA Agreement and the Interest Calculation Agreement by all parties thereto other than the Bank, is a legal, valid, binding and enforceable agreement of the Parent, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership and similar laws of general applicability relating to, or affecting, creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and subject, as to any indemnification or contribution obligation, to public policies which might affect such obligations.

               4. The Bank Notes have been duly authorized for issuance and sale pursuant to the Distribution Agreement and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be legal, valid, binding and enforceable obligations of the Bank, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, and similar laws of general applicability relating to, or affecting creditors rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               5. The execution, issuance and delivery by the Bank of the Bank Notes, the execution, delivery and performance by the Bank of the Distribution Agreement, the IPA Agreement, the Interest Calculation Agreement, the Letters of Representation and any agreement by an agent party to the Distribution Agreement to purchase the Bank Notes as principal, and the execution, delivery and performance by the Parent of the Representations Certificate, do no violate any law, rule, regulation, order, judgment or decree applicable to the Parent and its subsidiaries or the Bank and its subsidiaries, if any, or violate any provision of each of the Bank's or the Parent's Charter, Bylaws, or Articles of Incorporation or Articles of Association, as the case may be, or, conflict with or result in a material breach of or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Parent and its subsidiaries or the Bank and its subsidiaries, if any, pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to me to which the Parent or any of its subsidiaries or the Bank and its subsidiaries if any, or the property of any of them, is bound or subject.

               6.   The Bank Notes are exempt from registration under
         Section 3(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and neither registration of the Bank Notes under the 1933 Act, nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to the Distribution Agreement or any applicable agreement by an agent party to the Distribution Agreement to purchase the Bank Notes as principal.

               7. The Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act").

               8. No consent, approval or authorization of or filing with any Federal or Virginia governmental body or agency is required for the performance by the Bank of its obligations under the Distribution Agreement, the IPA Agreement, the Interest Calculation Agreement and any applicable agreement by an agent party to the Distribution Agreement to purchase the Bank Notes as principal or the Bank Notes, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes.

               9. The Bank Notes conform in all material respects to the description thereof contained in the Offering Circular under the caption "Description of Notes."

               10.   The Senior Bank Notes are unsecured and
         unsubordinated debt obligations of the Bank, and rank pari passu with all other unsecured and unsubordinated debt obligations of the Bank except, (A) pursuant to Section 11(d)(11) of the Federal Deposit Insurance Act, the Bank's unsecured deposit obligations and (B) pursuant to Section 6.1 - 110.9 of the Code of Virginia, the Bank's deposit obligations. The Subordinated Notes are unsecured and subordinated debt obligations of the Bank, rank pari passu among themselves, and are subordinate and junior in right of payment to the Bank's obligations to the depositors and general creditors, other than obligations which, by their express terms, rank on a parity with or junior to such Subordinated Bank Notes. Upon issuance, the Subordinated

         Bank Notes will qualify as Tier 2 capital of the Bank (within the meaning of Appendix A to 12 C.F.R. Part 208).

               11. Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to my knowledge, threatened against or affecting, the Parent or any of its subsidiaries or the Bank and its subsidiaries, if any, which if determined adversely to the Parent or any of its subsidiaries or the Bank and its subsidiaries, as the case may be, could reasonably be expected to result in any material adverse change in the financial condition, or in the earnings or business affairs of the Parent and its subsidiaries, taken as a whole, or the Bank and its subsidiaries, taken as a whole, or could reasonably be expected to materially and adversely affect the consummation of the Distribution Agreement, the IPA Agreement, the Interest Calculation Agreement or the Bank Notes or any transaction contemplated hereby or thereby.

         Because the primary purpose of my role in the transaction was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Offering Circular, I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular and I make no representation that I have independently verified the accuracy, completeness or fairness of such statements. Without limiting the foregoing, I assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements and schedules and other financial and statistical data included in the Offering Circular, and I have not examined the accounting, financial or statistical records from which such financial statements, schedules and data are derived. I note that, while certain portions of the Offering Circular (including financial statements and schedules) have been included therein on the authority of "experts" within the meaning of the Securities Act of 1933, as amended, I am not such an expert with respect to any portion of the Offering Circular, including without limitation such financial statements or schedules or the other financial or statistical data included therein.

         However, in the course of my acting as counsel to the Bank in connection with its preparation of the Offering Circular and the offering of the Bank Notes, prior to the date of the Offering Circular, I participated in conferences and in telephone conversations with representatives of the Bank, Ernst & Young, accountants for the Bank, your representatives and your counsel, during which conferences and conversations the contents of the Offering Circular and related matters were discussed. In addition, I reviewed certain corporate documents furnished to me by the Bank or otherwise in my possession, including the minutes of the stockholders and the Board of Directors of the Bank, which minutes are all such minutes with respect to the Bank since the date of its incorporation.

         Based on my participation in the above-mentioned conferences and conversations, my review of the documents described above, my understanding of applicable law and the experience I have gained in my practice thereunder, I advise you that no information has come to my attention that causes me to believe that the Offering Circular (other than the financial statements and schedules and other financial and statistical data included therein and the information included therein in the last paragraph of the cover page of the offering circular and under the caption "Certain United States Federal Income Tax Considerations" and "Plan of Distribution", as to which I express no view) as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 For purposes of the opinion contained in paragraph 11 above, I have not regarded any action, suit or proceeding to be "threatened" unless the potential litigant or governmental authority has manifested to the management of the Bank or the Parent or to me a present intention to initiate such action, suit or proceeding.

                 I express no opinion other than as to the federal law of the United States of America, the law of the Commonwealth of Virginia and the general corporation law of the State of Delaware.

                 I am furnishing this opinion letter to you solely for your benefit. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose, except that Brown & Wood may rely upon this opinion letter to the same extent as if it were addressed to it for purposes of rendering its opinion to you on the date hereof.

                                        Very truly yours,

                                                                       EXHIBIT D

                                   [THE BANK]

                             OFFICERS' CERTIFICATE

    We, [Officers' Names], [Officers' Titles], respectively, of Capital One Bank, a banking association duly organized and validly existing in good standing under the laws of the Commonwealth of Virginia (the "Bank"), pursuant to Section 6(b)(i) of the Amended and Restated Distribution Agreement, dated April 30, 1996 (the "Distribution Agreement"), among each of the Bank, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. (including its affiliate Lehman Commercial Paper Inc.), Salomon Brothers Inc and Smith Barney Inc., hereby certify that:

    (i)  Since [     ], 1996, there has been no material adverse change in the
condition, financial or otherwise, of the Bank and its subsidiaries considered as one enterprise, or in the business affairs, earnings or business prospects of the Bank and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business other than as set forth or contemplated in the Offering Circular, dated April 30, 1996, as amended or supplemented to the date hereof, relating to the Bank's Bank Notes;

    (ii)     The other representations and warranties of the Bank contained in
Section 2 of the Distribution Agreement are true and correct in all material respects with the same force and effect as though expressly made at and as of the date hereof; and

   (iii) The Bank has performed or complied with the Distribution Agreement and with all agreements and documentation executed in connection therewith and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the date hereof.

    IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Bank this 30, day of April, 1996.

                          By:
                              ------------------------------
                              Name:
                              Title:

[SEAL]

                          By:
                              ------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT E



                                    [PARENT]


                             Officers' Certificate


    We, [Officers' Names], [Officers' Titles], respectively, of Capital One Financial Corporation, a corporation organized under the laws of the State of Delaware (the "Parent"), pursuant to Section 6(b)(ii) of the Amended and Restated Distribution Agreement, dated April 30, 1996, (the "Distribution Agreement"), among each of Capital One Bank, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. (including its affiliate Lehman Commercial Paper Inc.), Salomon Brothers Inc and Smith Barney Inc. (collectively, the "Agents") hereby certify that:

    1. Since [ ], 1996, there has been no material adverse change in the condition, financial or otherwise, of the Bank and its subsidiaries or the Parent and its subsidiaries, as the case may be, considered as one enterprise, or in the business affairs, earnings or business prospects of the Bank and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business other than as set forth or contemplated in the Offering Circular, dated April 30, 1996, as amended or supplemented to the date hereof, relating to the Banks' Bank Notes;

    2. The representations and warranties of the Parent contained in the Representation Certificate dated April 30, 1996, furnished by the Parent to the Agents pursuant to Section 6(c) of the Distribution Agreement are true and correct in all material respects with the same force and effect as though expressly made at and as of the date hereof; and

    3. The Parent has performed or complied in all material respects with the Distribution Agreement and with all agreements and documentation executed in connection therewith and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the date hereof.


    IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Parent the 30th day of April, 1996.


                          By:
                              ------------------------------
                              Name:
                              Title:

[SEAL]
                          By:
                              ------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT F


      REPRESENTATIONS CERTIFICATE OF CAPITAL ONE FINANCIAL CORPORATION



    To induce Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. (including its affiliate Lehman Commercial Paper Inc.), Salomon Brothers Inc and Smith Barney Inc. (each referred to as an "Agent" and collectively referred to as the "Agents") to enter into the Amended and Restated Distribution Agreement of even date herewith (the "Distribution Agreement") among each of Capital One Bank (the "Bank"), and the Agents and to induce Chemical Bank to enter into the Amended and Restated Issuing and Paying Agency Agreement (the "IPA Agreement") between the Bank and Chemical Bank with respect to the issue and sale by the Bank of its Bank Notes (the "Bank Notes"), the undersigned, [Officers' Names], [Officers' Titles in accordance with Section 6(c) of the Distribution Agreement] of Capital One Financial Corporation (the "Parent"), hereby represent and warrant on behalf of the Parent to each Agent and to Chemical Bank as of the date hereof, as of each time that there is filed with the Securities and Exchange Commission (the "Commission") any document relating to the Parent incorporated by reference in the Offering Circular, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes (whether by an Agent as principal or through such Agent as agent), as of each applicable Settlement Date and as of each applicable Representation Date, as follows:

         (i) Authorization to Incorporate by Reference. The Parent has authorized the Bank to incorporate by reference in the Offering Circular its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and each other document filed by the Corporation pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") filed by the Parent with the Commission pursuant to the Exchange Act and the rules and regulations thereunder (the "Incorporated Documents").

        (ii) Incorporated Documents. The Incorporated Documents, at the time they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder or the rules and regulations otherwise applicable thereto, as the case may be, and, when read together with the other information in the

    Offering Circular, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

       (iii) Due Organization, Valid Existence and Good Standing. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Parent and its subsidiaries taken as a whole.

        (iv) No Material Adverse Change. Since the respective dates as of which information is given in the Offering Circular, there has not been any material adverse change, or any development which could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the business affairs, earnings or business prospects of the Bank and its subsidiaries, considered as one enterprise, or the Parent and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular.

    In addition, to induce the Agents to enter into the Distribution Agreement, the Parent agrees to indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the 1934 Act (each, a "Controlling Person") to the same extent and upon the same terms that the Bank agree to indemnify and hold harmless each Agent and each such Controlling Person in Section 9(a) of the Distribution Agreement and each such person and to contribute to the payment of any losses, liabilities, claims, damages or expenses incurred by each Agent or each such Controlling Person to the same extent and upon the same terms that the Bank agrees to contribute in Section 10 of the Distribution Agreement.

    All representations and warranties contained in this certificate shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any Controlling Person of the Agents, or by or on behalf of the Parent and shall survive each delivery of and payment for any of the Bank Notes.

    All terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Distribution Agreement.

    IN WITNESS WHEREOF, I have hereunto signed my name on behalf of the Parent this 30th day of April, 1996.


                                          By:
                                             -----------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT G


                           ADMINISTRATIVE PROCEDURES

                 AMENDED AND RESTATED ADMINISTRATIVE PROCEDURES
                  FOR FIXED RATE AND FLOATING RATE BANK NOTES
                    With maturities from 30 days to 30 years
                          (Dated as of April 30, 1996)


         Short-Term Senior Bank Notes ("Short-Term Senior Notes"), Medium-Term Senior Bank Notes ("Medium-Term Senior Notes," and together with the Short-Term Senior Notes, the "Senior Notes") and Subordinated Bank Notes (the "Subordinated Notes," and together with the Senior Notes, the "Notes") are to be offered on a continuous basis for sale by Capital One Bank (the "Bank") through each of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. (including its affiliates Lehman Commercial Paper Inc. and Lehman Government Securities Inc.), Salomon Brothers Inc and Smith Barney Inc. who, as agents (each, an "Agent" and, collectively, the "Agents"), will utilize its reasonable efforts on an agency basis to solicit offers to purchase the Notes at 100% of the principal amount thereof. If agreed to by the Bank and the applicable Agent, such Agent will purchase the Notes, as principal from the Bank for resale to investors and other purchasers at varying prices relating to prevailing market prices at the time of resale as determined by the applicable Agent or, if so specified in the applicable Pricing Supplement, for resale at a fixed public offering price. Only those provisions in these Administrative Procedures that are applicable to the particular role that an Agent will perform shall apply.

         The Notes are being sold pursuant to a distribution agreement (the "Distribution Agreement"), dated April 30, 1996, between the Bank and the Agents. The Distribution Agreement provides both for the sale of Notes by the Bank to the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Bank through the Agents as agents and not as principal in which case the Agents will act as agents of the Bank in soliciting Note purchases. The Notes will be issued pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement"), dated as of April 30, 1996, between the Bank and Chemical Bank as issuing and paying agent (the "Issuing and Paying Agent"). As used herein, the term "Offering Circular" refers to the most recent offering circular, as such document may be amended or supplemented, which has been prepared by the Bank for use by the Agents in connection with the offering of the Notes.

         The Notes will be issued in book-entry form (each beneficial interest in a global Note, a "Book-Entry Note" and collectively, the "Book-Entry Notes") and represented by one or more fully registered global Notes (each, a "Global Note" and collectively, the "Global Notes") delivered to the Issuing and Paying Agent, as agent for The Depository Trust Company, as depositary ("DTC," which term includes any successor thereof), and recorded in the book-entry system maintained by DTC. Book-Entry Notes represented by a Global Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, by the owners of such Book-Entry Notes only upon certain limited circumstances described in the Offering Circular and the applicable Global Note.

         In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Issuing and Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under the Letters of Representations from the Bank and the Issuing and Paying Agent to DTC, dated April 30, 1996, and a Certificate Agreement, dated December 2, 1988, between the Issuing and Paying Agent and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SFDS").

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Notes.

Date of Issuance/
  Authentication:                          Each Note will be dated as of the
                                           date of its authentication by the
                                           Issuing and Paying Agent. Each Note
                                           shall also bear an original issue
                                           date (the "Original Issue Date")
                                           which shall be the settlement date
                                           for such Note. The Original Issue
                                           Date shall remain the same for all
                                           Notes subsequently issued upon
                                           transfer, exchange or substitution
                                           of an original Note regardless of
                                           their dates of authentication.

Maturities:                                Each Short-Term Senior Note will
                                           mature on a date (the "Maturity
                                           Date") selected by the purchaser and
                                           agreed to by the Bank which is not
                                           less than 30 days and not more than
                                           one year from its Original Issue
                                           Date, as selected by the initial
                                           purchaser and agreed to by the
                                           Issuing Bank; each Medium-Term
                                           Senior Note will have a Maturity
                                           Date selected by the purchaser and
                                           agreed to by the Bank which is from
                                           more than one year to not more than
                                           30 years from its Original

                                           Issue Date; and each Subordinated
                                           Note will have a Maturity Date
                                           selected by the purchaser
                                           and agreed to by the Issuing
                                           Bank which is from five years
                                           to 30 years from its Original
                                           Issue Date; provided, however, that
                                           Floating Rate Notes will mature on
                                           an Interest Payment Date.

Registration:                              Notes will be issued only in fully
                                           registered form.

Calculation of
  Interest:                                Unless otherwise specified therein
                                           and in the applicable Pricing
                                           Supplement, interest (including
                                           payments for partial periods) on
                                           Fixed Rate Notes will be computed
                                           and paid on the basis of a 360-day
                                           year of twelve 30-day months. Unless
                                           otherwise specified therein and in
                                           the applicable Pricing Supplement,
                                           interest on Fixed Rate Notes having
                                           maturities of one year or less will
                                           be computed on the basis of the
                                           actual number of days of the year
                                           divided by 360 and will be payable
                                           only at maturity. Unless otherwise
                                           specified therein and in the
                                           applicable Pricing Supplement,
                                           interest on Floating Rate Notes will
                                           be calculated and paid on the basis
                                           of the actual number of days in the
                                           year divided by 360 in the case of
                                           Commercial Paper Rate Notes, LIBOR
                                           Notes, Federal Funds Rate Notes,
                                           Prime Rate Notes and 11th District
                                           Cost of Funds Rate Notes, and by the
                                           actual number of days in the year
                                           divided by 365 or 366, as the case
                                           may be, in the case of Treasury Rate
                                           Notes.

Redemption/Repayment:                      The Notes will be subject to
                                           redemption by the Bank on and after
                                           their respective Initial Redemption
                                           Dates, if any. Initial Redemption
                                           Dates, if any, will be fixed at the
                                           time of sale and set forth in the
                                           applicable Pricing Supplement and in
                                           the applicable Note. If no Initial
                                           Redemption Dates are indicated with
                                           respect to a Note, such Note will
                                           not be redeemable prior to its
                                           Maturity Date.

                                           The Notes will be subject to
                                           repayment at the option of the
                                           holders thereof in accordance with
                                           the terms of the Notes on their
                                           respective Holder's Optional
                                           Repayment Dates, if any. Holder's
                                           Optional Repayment Dates, if any,
                                           will be fixed at the time of sale
                                           and set forth in the applicable
                                           Pricing Supplement and in the
                                           applicable Note. If no Holder's
                                           Optional Repayment Dates are
                                           indicated with respect to a Note,
                                           such Note will not be repayable at
                                           the option of the holder prior to
                                           its Maturity Date.

Acceptance and
  Rejection of Offers:                     When the Agent is soliciting offers
                                           to purchase the Notes, the Bank
                                           shall have the sole right to accept
                                           offers to purchase Notes and may
                                           reject any such offer, in whole or
                                           in part. Each Agent shall promptly
                                           communicate to the Bank, orally,
                                           each offer to purchase Notes
                                           solicited by such Agent on an agency
                                           basis, other than those offers
                                           rejected by the Agent. Each Agent
                                           shall have the right, without notice
                                           to the Bank, to reject any proposed
                                           purchase of Notes through it, in
                                           whole or in part.

Preparation of
  Pricing Supplement:                      If any offer to purchase a Note is
                                           accepted by the Bank, the Bank, with
                                           the approval of the Agent which
                                           presented such offer (the
                                           "Presenting Agent"), will prepare a
                                           Pricing Supplement reflecting the
                                           terms of such Note.

Procedure for Changing
  Rates or Other
  Variable Terms:                          When the Agents are soliciting
                                           offers to purchase the Notes from
                                           the Bank and a decision has been
                                           reached to change the interest rate
                                           or any other variable term on any
                                           Notes being sold by the Bank, the
                                           Bank will promptly advise the Agents
                                           and the Agents will forthwith
                                           suspend solicitation of offers to
                                           purchase such Notes. The Agents will
                                           telephone the Bank with
                                           recommendations as to the changed
                                           interest rates or other variable
                                           terms. At such time as the Bank
                                           advises
                                           the Agents of the new interest rates
                                           or other variable terms, the Agents
                                           may resume solicitation of offers to
                                           purchase such Notes. Until such
                                           time, only "indications of interest"
                                           may be recorded. Immediately after
                                           acceptance by the Bank of an offer
                                           to purchase at a new interest rate
                                           or new variable term, the Bank and
                                           the Presenting Agent shall follow
                                           the procedures set forth under the
                                           applicable "Settlement Procedures."

Suspension of Solici-
  tation; Amendment
  or Supplement:                           While the Agents are soliciting
                                           offers to purchase Notes from the
                                           Bank, the Bank may instruct the
                                           Agents to suspend solicitation of
                                           offers to purchase Notes at any
                                           time. Upon receipt of such
                                           instructions, the Agents will
                                           forthwith suspend solicitation of
                                           offers to purchase from the Bank
                                           until such time as the Bank has
                                           advised them that solicitation of
                                           offers to purchase may be resumed.
                                           If the Bank decides to amend the
                                           Offering Circular (including
                                           incorporating any documents by
                                           reference therein) or supplement any
                                           of such documents (other than to
                                           change rates or other variable
                                           terms), it will immediately notify,
                                           with confirmation in writing to
                                           follow, the Agents and will furnish
                                           the Agents and their counsel with
                                           copies of the proposed amendment
                                           (including any document proposed to
                                           be incorporated by reference
                                           therein) or supplement; provided,
                                           however,that the Bank shall be
                                           required to provide such notice and
                                           copies only to the extent that it is
                                           required to do so pursuant to the
                                           terms of the Distribution Agreement.
                                           One copy of such proposed amendment
                                           or supplement will be delivered or
                                           mailed to the Agents at the
                                           following respective addresses:
                                           Merrill Lynch & Co., World Financial
                                           Center, North Tower, 10th Floor, New
                                           York, New York 10281-1310, (212)
                                           449-0393, telecopier: (212)
                                           449-2234, Attention: Product
                                           Management - Notes; CS First Boston
                                           Corporation, 55 East 52nd Street,
                                           New York, New York 10055, (212)
                                           909-2107,
                                           telecopier: (212) 318-0532,
                                           Attention: Joseph D. Fashano;
                                           Goldman, Sachs & Co., 85 Broad
                                           Street, New York, New York 10004,
                                           (212) 902-1482, telecopier: (212)
                                           902-0658, Attention: Medium-Term
                                           Note Desk; J.P. Morgan Securities
                                           Inc., 60 Wall Street, New York, New
                                           York 10260, (212) 648-0591,
                                           telecopier (212) 649-5909,
                                           Attention: Medium-Term Note Desk;
                                           Lehman Brothers Inc., 3 World
                                           Financial Center, 12th Floor, New
                                           York, New York 10285, (212)
                                           526-2040, telecopier: (212)
                                           528-1718, Attention:  Medium-Term
                                           Note Department; Salomon Brothers
                                           Inc, 7 World Trade Center, 31st
                                           Floor, New York, New York 10048,
                                           (212) 783-5889, telecopier: (212)
                                           783-2274, Attention: Medium-Term
                                           Note Group; Smith Barney Inc., 1345
                                           Avenue of the Americas, New York,
                                           New York 10105, (212) 698-3889,
                                           telecopier: (212) 698-5873,
                                           Attention: Frank Hamilton.

                                           In the event that at the time the
                                           solicitation of offers to purchase
                                           from the Bank is suspended (other
                                           than to change interest rates,
                                           maturities, prices or other similar
                                           variable terms with respect to the
                                           Notes) there shall be any offers to
                                           purchase Notes that have been
                                           accepted by the Bank which have not
                                           been settled, the Bank will promptly
                                           advise the Agents whether such
                                           offers may be settled and whether
                                           copies of the Offering Circular, as
                                           theretofore amended and/or
                                           supplemented, as in effect at the
                                           time of such suspension may be
                                           delivered in connection with the
                                           settlement of such orders. The Bank
                                           will have the sole responsibility
                                           for such decision and for any
                                           arrangements which may be made in
                                           the event that the Bank determines
                                           that such orders may not be settled
                                           or that copies of such Offering
                                           Circular may not be so delivered.

Delivery of
  Offering Circular:                       A copy of the most recent Offering
                                           Circular and Pricing Supplement must
                                           accompany or precede the earlier of
                                           (a) the written confirmation of a
                                           sale sent
                                           to a customer or his agent and (b)
                                           the delivery of Notes to a customer
                                           or his agent.

Authenticity of
  Signatures:                              The Agents will have no obligations
                                           or liability to the Bank or the
                                           Issuing and Paying Agent in respect
                                           of the authenticity of the signature
                                           of any officer, employee or agent of
                                           the Bank or the Issuing and Paying
                                           Agent on any Note.

Documents Incorporated by Reference:       The Bank shall supply the Agents
                                           with an adequate supply of all
                                           documents incorporated by reference
                                           in the Offering Circular.

Business Day:                              "Business Day" means, with respect
                                           to any Note, any day that is not a
                                           Saturday or Sunday and that is not a
                                           day on which banking institutions in
                                           The City of New York or in the city
                                           in which the Bank is headquartered
                                           are authorized or required by law,
                                           regulation or executive order to
                                           close, and with respect to LIBOR
                                           Notes only, any day that is a London
                                           Business Day. "London Business Day"
                                           means any day on which dealings in
                                           deposits in U.S.  dollars are
                                           transacted in the London interbank
                                           market.

Issuance:                                  All Fixed Rate Notes issued in
                                           book-entry form having the same
                                           Original Issue Date, Interest Rate,
                                           Interest Payment Dates, Regular
                                           Record Dates, Default Rate, Maturity
                                           Date, redemption and/or repayment
                                           terms, if any, original issue
                                           discount terms, if any, and
                                           otherwise having identical terms and
                                           provisions (collectively, the "Fixed
                                           Rate Terms") will be represented
                                           initially by a single Global Note in
                                           fully registered form; and all
                                           Floating Rate Notes issued in
                                           book-entry form having the same
                                           Original Issue Date, interest rate
                                           basis upon which interest may be
                                           determined (each, an "Interest Rate
                                           Basis"), which may be the Commercial
                                           Paper Rate, LIBOR, the Treasury
                                           Rate, the Federal Funds Rate,
                                           the Prime Rate, the 11th
                                           District Cost of Funds Rate and any
                                           other rate set forth by the Bank in
                                           a Floating Rate Note, Initial
                                           Interest Rate, Index Maturity,
                                           Spread and/or Spread Multi plier, if
                                           any, Regular Record Dates, Maximum
                                           Interest Rate, if any, Minimum
                                           Interest Rate, if any, Interest
                                           Payment Dates, Interest Payment
                                           Period, Interest Reset Dates,
                                           Interest Reset Period, Alternate
                                           Rate Event Spread, LIBOR Screen, if
                                           any, Calculation Agent, Default
                                           Rate, Maturity Date, redemption or
                                           repayment terms, if any, original
                                           issue discount terms, if any, and
                                           otherwise having identical terms and
                                           provisions, (collectively, the
                                           "Floating Rate Terms") will be
                                           represented initially by a single
                                           Global Note.

Identification:                            The Bank has arranged with the
                                           CUSIP Service Bureau of the Standard
                                           & Poor's Ratings Group (the "CUSIP
                                           Service Bureau") for the reservation
                                           of one series of CUSIP numbers
                                           assignable to the Notes, which
                                           series consists of approximately 900
                                           CUSIP numbers that have been
                                           reserved for and relating to Global
                                           Notes, and the Issuing and Paying
                                           Agent has delivered to DTC such list
                                           of such CUSIP numbers. The Issuing
                                           and Paying Agent will assign CUSIP
                                           numbers to Global Notes as described
                                           below under Settlement Procedure B.
                                           DTC will notify the CUSIP Service
                                           Bureau periodically of the CUSIP
                                           numbers that the Issuing and Paying
                                           Agent has assigned to the Global
                                           Notes. The Issuing and Paying Agent
                                           will notify the Bank at any time
                                           when fewer than 100 of the reserved
                                           CUSIP numbers of any series remain
                                           unassigned to Global Notes and, if
                                           it deems it necessary, the Bank will
                                           reserve additional CUSIP numbers of
                                           such series for assignment to Global
                                           Notes. Upon obtaining such
                                           additional CUSIP numbers, the Bank
                                           will deliver a list of such
                                           additional numbers to the Issuing
                                           and Paying Agent and DTC. Book-Entry
                                           Notes having an aggregate principal
                                           amount in excess of $200,000,000 and
                                           otherwise required to be represented
                                           by the same

                                           Global Note will instead be
                                           represented by two or more Global
                                           Notes which shall all be assigned
                                           the same CUSIP number.

Registration:                              Unless otherwise specified by DTC,
                                           each Global Note will be registered
                                           in the name of Cede & Co., as
                                           nominee for DTC, on the register
                                           maintained by the Issuing and Paying
                                           Agent. The owner of a Book-Entry
                                           Note (i.e., an owner of a beneficial
                                           interest in a Global Note) (or one
                                           or more indirect participants in DTC
                                           designated by such owner) will
                                           designate one or more participants
                                           in DTC (with respect to such
                                           Book-Entry Note, the "Participants")
                                           to act as agent for such beneficial
                                           owner in connection with the
                                           book-entry system maintained by DTC,
                                           and DTC will record in book-entry
                                           form, in accordance with
                                           instructions provided by such
                                           Participants, a credit balance with
                                           respect to such Book-Entry Notes in
                                           the account of such Participants.
                                           The ownership interest of such
                                           beneficial owner in such Global Note
                                           will be recorded through the records
                                           of such Participants or through the
                                           separate records of such
                                           Participants and one or more
                                           indirect participants in DTC.

Transfers:                                 Transfers of a beneficial interest
                                           in a Global Note will be
                                           accomplished by book entries made by
                                           DTC and, in turn, by Participants
                                           (and in certain cases, one or more
                                           indirect participants in DTC) acting
                                           on behalf of beneficial transferors
                                           and transferees of such Global Note.

Exchanges:                                 The Issuing and Paying Agent may
                                           deliver to DTC and the CUSIP Service
                                           Bureau at any time a written notice
                                           specifying (a) the CUSIP numbers of
                                           two or more Global Notes outstanding
                                           on such date that represent Notes
                                           having the same Fixed Rate Terms or
                                           Floating Rate Terms, as the case may
                                           be (other than Original Issue
                                           Dates), and for which interest has
                                           been paid to the same date; (b) a
                                           date, occurring at least 30 days
                                           after such written notice is
                                           delivered and at least

                                           30 days before the next Interest
                                           Payment Date for the related
                                           Book-Entry Notes, on which such
                                           Global Notes shall be exchanged for
                                           one or more replacement Global
                                           Notes; and (c) a new CUSIP number,
                                           obtained from the Issuing and Paying
                                           Agent, to be assigned to such
                                           replacement Global Note. Upon
                                           receipt of such notice, DTC will
                                           send to its Participants a written
                                           reorganization notice to the effect
                                           that such exchange will occur on
                                           such date.  Prior to the specified
                                           exchange date, the Issuing and
                                           Paying Agent will deliver to the
                                           CUSIP Service Bureau written notice
                                           setting forth such exchange date and
                                           the new CUSIP number and stating
                                           that, as of such exchange date, the
                                           CUSIP numbers of the Global Notes to
                                           be exchanged will no longer be
                                           valid. On the specified exchange
                                           date, the Issuing and Paying Agent
                                           will exchange such Global Notes for
                                           a single Global Note bearing the new
                                           CUSIP number, and the CUSIP numbers
                                           of the exchanged Global Notes will,
                                           in accordance with CUSIP Service
                                           Bureau procedures, be cancelled and
                                           not immediately reassigned.
                                           Notwithstanding the foregoing, if
                                           the Global Notes to be exchanged
                                           exceed $200,000,000 in aggregate
                                           principal amount, one re placement
                                           Global Note will be authenticated
                                           and issued to represent each
                                           $200,000,000 of principal amount of
                                           the exchanged Global Notes and an
                                           additional Global Note or Global
                                           Notes will be authenticated and
                                           issued in exchange for any remaining
                                           principal amount of such exchanged
                                           Global Notes representing such
                                           Book-Entry Notes (see
                                           "Denominations" below).

Denominations:                             All Book-Entry Notes will be
                                           denominated in U.S. dollars.
                                           Book-Entry Notes will be issued in
                                           minimum denominations of $100,000
                                           and integral multiples of $1,000 in
                                           excess thereof.  Global Notes
                                           representing Book-Entry Notes will
                                           be denominated in principal amounts
                                           not in excess of $200,000,000. If
                                           one or more Book-Entry Notes having
                                           an aggregate principal amount in
                                           excess of

                                           $200,000,000 would, but for the
                                           preceding sentence, be represented
                                           by a single Global Note, then one
                                           Global Note will be issued to
                                           represent each $200,000,000
                                           principal amount of such Book-Entry
                                           Note or Notes and an additional
                                           Global Note or Global Notes will be
                                           issued to represent any remaining
                                           principal amount of such Book-Entry
                                           Notes. In such case, each of the
                                           Global Notes representing such
                                           Book-Entry Notes shall be assigned
                                           the same CUSIP number.

Interest:                                  General. Interest on each
                                           Book-Entry Note will accrue from the
                                           Original Issue Date or the most
                                           recent Interest Payment Date for
                                           which interest has been paid. Each
                                           payment of interest on a Book-Entry
                                           Note shall include interest accrued
                                           through the day preceding, as the
                                           case may be, the Interest Payment
                                           Date, Maturity Date or date of
                                           earlier redemption or repayment.
                                           Interest payable on the Maturity
                                           Date or date of earlier redemption
                                           or repayment of a Book-Entry Note
                                           will be payable to the holder to
                                           whom the principal of such
                                           Book-Entry Note is payable. DTC will
                                           arrange for each pending deposit
                                           message described under Settlement
                                           Procedure C below to be transmitted
                                           to the Standard & Poor's Ratings
                                           Group, which will use the
                                           information in the message to
                                           include certain terms of the related
                                           Book-Entry Note in the appropriate
                                           daily bond report published by the
                                           Standard & Poor's Ratings Group.

                                           Regular Record Dates. Unless
                                           otherwise specified in the
                                           applicable Pricing Supplement, the
                                           Regular Record Date with respect to
                                           any Interest Payment Date for a
                                           Fixed Rate Book-Entry Note shall be
                                           the May 1 or November 1 next
                                           preceding the applicable Interest
                                           Payment Date.  Unless otherwise
                                           specified in the applicable Note,
                                           interest on a Fixed Rate Book-Entry
                                           Note with a maturity of one year or
                                           less will be payable only at
                                           maturity to the person to whom
                                           principal shall be payable. The
                                           Regular Record

                                           Date with respect to any Interest
                                           Payment Date for a Floating Rate
                                           Book-Entry Note shall be the date 15
                                           calendar days (whether or not a
                                           Business Day) prior to such Interest
                                           Payment Date.

                                           Interest Payment Dates. Interest
                                           payments will be made on each
                                           Interest Payment Date commencing
                                           with the first Interest Payment Date
                                           following the Original Issue Date;
                                           provided, however,that the first
                                           payment of interest on any Note
                                           originally issued between a Regular
                                           Record Date and an Interest Payment
                                           Date will be made on the second
                                           Interest Payment Date following the
                                           Original Issue Date. If any Interest
                                           Payment Date of a Fixed Rate
                                           Book-Entry Note falls on a day which
                                           is not a Business Day, the related
                                           payment of interest on such Fixed
                                           Rate Book-Entry Note shall be made
                                           on the next succeeding Business Day
                                           with the same force and effect as if
                                           made on the date such payment was
                                           due, and no interest shall accrue on
                                           the amount so payable for the period
                                           from and after such Interest Payment
                                           Date. If any Interest Payment Date
                                           with respect to any Floating Rate
                                           Book-Entry Note would otherwise be a
                                           day that is not a Business Day, such
                                           Interest Payment Date will be the
                                           next succeeding Business Day, except
                                           that in the case of a LIBOR
                                           Book-Entry Note, if such Business
                                           Day is in the next succeeding
                                           calendar month, such Interest
                                           Payment Date will be the immediately
                                           preceding Business Day.

                                           Fixed Rate Book-Entry Notes. Unless
                                           otherwise specified in the
                                           applicable Pricing Supplement,
                                           interest payments on Fixed Rate
                                           Book-Entry Notes will be payable
                                           semi-annually on May 15 and November
                                           15 of each year and on the Maturity
                                           Date. Unless otherwise specified in
                                           the applicable Note, interest on
                                           Fixed Rate Book-Entry Notes having
                                           maturities of one year or less will
                                           be payable only at maturity.

                                           Floating Rate Notes. Unless
                                           otherwise specified in the
                                           applicable Pricing

                                           Supplement, interest payments on
                                           Floating Rate Book-Entry Notes will
                                           be made as specified in the Floating
                                           Rate Book-Entry Note.

                                           Notice of Interest Payments and
                                           Regular Record Dates. On the first
                                           Business Day after any Regular
                                           Record Date, the Issuing and Paying
                                           Agent will deliver to DTC a written
                                           list of Regular Record Dates and
                                           Interest Payment Dates that will
                                           occur during the six-month period
                                           beginning on such first Business Day
                                           with respect to Floating Rate
                                           Book-Entry Notes. Promptly after
                                           each Interest De termination Date
                                           for Floating Rate Book-Entry Notes,
                                           the Issuing and Paying Agent will
                                           notify the Standard & Poor's Ratings
                                           Group of the interest rates
                                           determined on such Interest
                                           Determination Date.

Payments of Principal
  and Interest:                            Payments of Interest Only. Promptly
                                           after each Regular Record Date, the
                                           Issuing and Paying Agent will
                                           deliver to the Bank and DTC a
                                           written notice specifying by CUSIP
                                           number the amount of interest to be
                                           paid on each Book-Entry Note on the
                                           following Interest Payment Date
                                           (other than an Interest Payment Date
                                           coinciding with the Maturity Date)
                                           and the total of such amounts. DTC
                                           will confirm the amount payable on
                                           each Book-Entry Note on such
                                           Interest Payment Date by reference
                                           to the daily bond reports published
                                           by the Standard & Poor's Ratings
                                           Group. On such Interest Payment
                                           Date, the Bank will pay to the
                                           Issuing and Paying Agent, and the
                                           Issuing and Paying Agent in turn
                                           will pay to DTC, an amount
                                           sufficient to pay the total amount
                                           of interest then due and owing
                                           (other than on the Maturity Date),
                                           at the times and in the manner set
                                           forth below under "Manner of
                                           Payment."

                                           Payments on the Maturity Date. On or
                                           about the first Business Day of each
                                           month, the Issuing and Paying Agent
                                           will deliver to DTC a written list
                                           of principal of, premium, if any,
                                           and
                                           interest on, each Book-Entry Note
                                           maturing on any Maturity Date or
                                           date of earlier redemption or
                                           repayment in the following month.
                                           The Issuing and Paying Agent and DTC
                                           will confirm the amounts of such
                                           principal of, premium, if any, and
                                           interest on, a Book-Entry Note on or
                                           about the fifth Business Day
                                           preceding the Maturity Date or date
                                           of earlier redemption or repayment
                                           of such Book-Entry Note. On such
                                           Maturity Date, the Bank will pay to
                                           the Issuing and Paying Agent, and
                                           the Issuing and Paying Agent in turn
                                           will pay to DTC, the principal
                                           amount of such Book-Entry Note,
                                           together with interest and premium,
                                           if any, due on such Maturity Date or
                                           date of earlier redemption or
                                           repayment, at the times and in the
                                           manner set forth below under "Manner
                                           of Payment." If any Maturity Date or
                                           date of earlier redemption or
                                           repayment of a Book-Entry Note falls
                                           on a day which is not a Business
                                           Day, the related payment of
                                           principal of, premium, if any, or
                                           interest on, such Book-Entry Note
                                           shall be made on the next succeeding
                                           Business Day with the same force and
                                           effect as if made on the date such
                                           payment were due, and no interest
                                           shall accrue on the amount so
                                           payable for the period from and
                                           after such Maturity Date or date of
                                           earlier redemption or repayment, as
                                           the case may be. Promptly after
                                           payment to DTC of the principal of,
                                           premium, if any, and interest due
                                           on, the Maturity Date or date of
                                           earlier redemption or repayment of
                                           all Book-Entry Notes represented by
                                           a Global Note, the Issuing and
                                           Paying Agent will cancel such Global
                                           Note and deliver such Global Note to
                                           the Bank with an appropriate debit
                                           advice. On the first Business Day of
                                           each month, the Issuing and Paying
                                           Agent will deliver to the Bank a
                                           written statement indicating the
                                           total principal amount of
                                           outstanding Global Notes as of the
                                           close of business on the immediately
                                           preceding Business Day.

                                           Manner of Payment. The total amount
                                           of any principal of, premium, if
                                           any, and
                                           interest on, Book-Entry Notes due on
                                           any Interest Payment Date or
                                           Maturity Date shall be paid by the
                                           Bank to the Issuing and Paying Agent
                                           in immediately available funds
                                           available for use by the Issuing and
                                           Paying Agent no later than 1:00
                                           p.m., New York City time, on such
                                           date. The Bank will make such
                                           payment on such Book-Entry Notes by
                                           instructing the Issuing and Paying
                                           Agent to withdraw funds from an
                                           account maintained by the Bank at
                                           the Issuing and Paying Agent. The
                                           Bank will confirm such instructions
                                           in writing to the Issuing and Paying
                                           Agent. Upon receipt of such funds,
                                           the Issuing and Paying Agent will
                                           pay by separate wire transfer (using
                                           Fedwire message entry instructions
                                           in a form previously specified by
                                           DTC) to an account at the Federal
                                           Reserve Bank of New York previously
                                           specified by DTC, in funds available
                                           for immediate use by DTC, each
                                           payment of principal of, premium, if
                                           any, and interest on, a Book-Entry
                                           Note on such date. Thereafter on
                                           such date, DTC will pay, in
                                           accordance with its SDFS operating
                                           procedures then in effect, such
                                           amounts in funds available for
                                           immediate use to the respective
                                           Participants in whose names
                                           Book-Entry Notes are recorded in the
                                           book-entry system maintained by DTC.
                                           Neither the Bank nor the Issuing and
                                           Paying Agent will have any
                                           responsibility or liability for the
                                           payment by DTC of the principal of,
                                           premium, if any, or interest on, the
                                           Book-Entry Notes to such
                                           Participants.

                                           Withholding Taxes. The amount of any
                                           taxes required under applicable law
                                           to be withheld from any interest
                                           payment on a Book-Entry Note will be
                                           determined and withheld by the
                                           Participant, indirect participant in
                                           DTC or other person responsible for
                                           forwarding payments and materials
                                           directly to the beneficial owner of
                                           such Book-Entry Note.

Settlement
  Procedures:                              Settlement Procedures with regard
                                           to Book-Entry Notes purchased by
                                           each Agent as principal or sold by
                                           each Agent, as agent of the Bank,
                                           will be as follows:

                                           A. The Presenting Agent will advise
                                              the Bank by telephone,
                                              confirmed by facsimile, of the
                                              following settlement
                                              information:

                                              1. Taxpayer identification
                                                 number of the purchaser.

                                              2. Principal amount of such
                                                 Book-Entry Notes.

                                              3. (a) Fixed Rate Book-Entry
                                                 Notes:

                                                    (i) Interest Rate;
                                                   (ii) Interest Payment Dates
                                                        for Fixed Rate
                                                        Book-Entry Notes; and
                                                  (iii) Regular Record Dates
                                                        for Fixed Rate Book-
                                                        Entry Notes with
                                                        maturities
                                                        of greater than one year
                                                        (if other than the May
                                                        1 or November 1 prior
                                                        to each Interest Payment
                                                        Date).

                                                 (b)  Floating Rate Book-Entry
                                                 Notes:

                                                    (i) Initial Interest Rate;
                                                   (ii) Interest Rate Basis;
                                                  (iii) Index Maturity;
                                                   (iv) Spread and/or Spread
                                                        Multiplier, if any;
                                                    (v) Regular Record Dates
                                                        (if other than the 15th
                                                        day prior to each
                                                        Interest Payment Date);
                                                   (vi) Maximum Interest Rate,
                                                        if any;
                                                  (vii) Minimum Interest Rate,
                                                        if any;

                                                 (viii) Interest Payment Dates;
                                                   (ix) Interest Payment Period;
                                                    (x) Interest Reset Dates;
                                                   (xi) Calculation Agent;
                                                  (xii) Interest Reset Period;
                                                 (xiii) Alternate Rate Event
                                                        Spread;
                                                  (xiv) LIBOR Screen, if any;

                                              4. Price to public, if any, of
                                                 such Book-Entry Notes (if such
                                                 Book-Entry Notes are not
                                                 being offered "at the
                                                 market").

                                              5. Trade Date.

                                              6. Settlement Date (Original Issue
                                                 Date).

                                              7. Maturity Date.

                                              8. Redemption provisions, if any,
                                                 including:  Initial
                                                 Redemption Date, Initial
                                                 Redemption Percentage and
                                                 Annual Redemption Percentage
                                                 Reduction.

                                                 Repayment provisions, if any,
                                                 including: Holder's Optional
                                                 Repayment Date(s).

                                              9. Net proceeds to the Bank.

                                             10. Whether such Book-Entry Notes
                                                 are being sold to the
                                                 Presenting Agent acting as
                                                 agent for the Bank or as
                                                 principal or to an investor
                                                 or other purchaser through
                                                 the Presenting Agent.

                                             11. The Presenting Agent's
                                                 commission or discount, as
                                                 applicable.

                                             12. Whether such Book-Entry Notes
                                                 are being issued with
                                                 Original Issue Discount and
                                                 the terms thereof.

                                             13. Default Rate.

                                             14. Such other information
                                                 specified with respect to
                                                 such Book-Entry Notes.

                                           B. If any offer to purchase a Note
                                              is accepted by the Bank, the
                                              Bank, with the approval of the
                                              Presenting Agent, will prepare
                                              a Pricing Supplement
                                              reflecting the information set
                                              forth in Settlement Procedure
                                              A above, and will transmit the
                                              Pricing Supplement to the
                                              Presenting Agent by electronic
                                              or facsimile transmission.

                                           C. The Bank will advise the Issuing
                                              and Paying Agent by electronic
                                              means, telephone (confirmed in
                                              writing at any time on the
                                              same date) or facsimile
                                              transmission of the
                                              information set forth in
                                              Settlement Procedure "A"
                                              above, and the name of the
                                              Presenting Agent. The Issuing
                                              and Paying Agent, on behalf of
                                              the Bank, will assign a CUSIP
                                              number of the appropriate
                                              series to the Global Note
                                              representing such Book-Entry
                                              Notes and will notify the Bank
                                              by facsimile transmission or
                                              other electronic transmission
                                              of such CUSIP number as soon
                                              as practicable, and as soon
                                              thereafter as practicable, the
                                              Bank will notify the
                                              Presenting Agent by telephone
                                              of such CUSIP number. Each
                                              such instruction given by the
                                              Bank to the Issuing and Paying
                                              Agent will constitute a
                                              representation and warranty by
                                              the Bank to the Issuing and
                                              Paying Agent and the Agents
                                              that (i) the issuance and
                                              delivery of such Global Note
                                              has been duly and validly
                                              authorized by the Bank and
                                              (ii) that such Global Note,
                                              when completed, authenticated
                                              and delivered pursuant to the
                                              Issuing and Paying Agency
                                              Agreement, will constitute the
                                              valid and legally binding
                                              obligation of the Bank.

                                           D. The Issuing and Paying Agent will
                                              communicate to DTC and the





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


                                              Presenting Agent through DTC's
                                              Participant Terminal System, a
                                              pending deposit message
                                              specifying the following
                                              settlement information:

                                              1. The information set forth in
                                                 Settlement Procedure A.

                                              2. The identification numbers of
                                                 the participant accounts
                                                 maintained by DTC on behalf
                                                 of the Issuing and Paying
                                                 Agent and the Presenting
                                                 Agent.

                                              3. Identification as a Senior Note
                                                 or a Subordinated Note.

                                              4. Identification as a Fixed Rate
                                                 Book-Entry Note or Floating
                                                 Rate Book-Entry Note.

                                              5. The initial Interest Payment
                                                 Date for each Global Note
                                                 representing such Book-Entry
                                                 Notes, the number of days by
                                                 which such date succeeds the
                                                 related Regular Record Date
                                                 for DTC purposes and, if then
                                                 calculable, the amount of
                                                 interest payable on such
                                                 Interest Payment Date (which
                                                 amount shall have been
                                                 confirmed by the Issuing and
                                                 Paying Agent).

                                              6. The CUSIP number of each
                                                 Global Note representing such
                                                 Book-Entry Notes.

                                              7. Whether such Global Note
                                                 represents any other Notes
                                                 issued or to be issued in
                                                 book-entry form.

                                           E. The Issuing and Paying Agent will
                                              complete, authenticate and
                                              deliver to DTC the Global Note
                                              representing such Book-Entry
                                              Notes in a form that has been
                                              approved by the Bank, the
                                              Issuing and Paying Agent and
                                              the Agents.

                                           F. DTC will credit the Book-Entry
                                              Notes represented by such
                                              Global Note to the participant
                                              account of the Issuing and
                                              Paying Agent maintained by
                                              DTC.

                                           G. The Issuing and Paying Agent will
                                              enter an SDFS deliver order
                                              through DTC's Participant
                                              Terminal System instructing
                                              DTC (i) to debit such
                                              Book-Entry Notes to the
                                              Issuing and Paying Agent's
                                              participant account and credit
                                              such Book-Entry Notes to the
                                              participant account of the
                                              Presenting Agent maintained by
                                              DTC and (ii) to debit the
                                              settlement account of the
                                              Presenting Agent and credit
                                              the settlement account of the
                                              Issuing and Paying Agent
                                              maintained by DTC, in an
                                              amount equal to the price of
                                              such Book-Entry Notes less
                                              such Agent's commission. Any
                                              entry of such deliver order
                                              shall be deemed to constitute
                                              a representation and warranty
                                              by the Issuing and Paying
                                              Agent to DTC that (i) the
                                              Global Note representing such
                                              Book-Entry Notes has been
                                              issued and authenticated and
                                              (ii) the Issuing and Paying
                                              Agent is holding such Global
                                              Note pursuant to the
                                              Certificate Agreement.

                                           H. In the case of Book-Entry Notes
                                              sold through an Agent acting
                                              as agent, the Presenting Agent
                                              will enter an SDFS deliver
                                              order through DTC's
                                              Participant Terminal System
                                              instructing DTC (i) to debit
                                              such Book-Entry Notes to the
                                              Presenting Agent's participant
                                              account and credit such
                                              Book-Entry Notes to the
                                              participant account of the
                                              Participants maintained by DTC
                                              and (ii) to debit the
                                              settlement accounts of such
                                              Participants and credit the
                                              settlement account of the
                                              Presenting Agent maintained by
                                              DTC, in an amount equal to the
                                              initial public offering price
                                              of such Book-Entry Notes.

                                           I. Transfers of funds in accordance
                                              with SDFS deliver orders
                                              described in Settlement
                                              Procedures G and H will be
                                              settled in accordance with
                                              SDFS operating procedures in
                                              effect on the Settlement Date.

                                           J. The Issuing and Paying Agent will
                                              credit to an account of the
                                              Bank maintained at the Issuing
                                              and Paying Agent funds
                                              available for immediate use in
                                              the amount transferred to the
                                              Issuing and Paying Agent in
                                              accordance with Settlement
                                              Procedure G.

                                           K. In the case of Book-Entry Notes
                                              sold through an Agent acting
                                              as agent, the Presenting Agent
                                              will confirm the purchase of
                                              such Book-Entry Notes to the
                                              purchaser either by
                                              transmitting to the
                                              Participant with respect to
                                              such Book-Entry Notes a
                                              confirmation order through
                                              DTC's Participant Terminal
                                              System or by mailing a written
                                              confirmation to such
                                              purchaser.

Settlement Procedures
  Timetable:                               For offers to purchase Book-Entry
                                           Notes accepted by the Bank,
                                           Settlement Procedures A through K
                                           set forth above shall be completed
                                           as soon as possible. However, all
                                           information on sales settling one
                                           day or more after the Trade Date
                                           will be transmitted to DTC no later
                                           than 10:00 a.m. on the Settlement
                                           Date.

                                           If a sale is to be settled on the
                                           same Business Day as the Trade Date,
                                           Settlement Procedure A shall be
                                           completed no later than 11:00 a.m.
                                           on such Business Day, Settlement
                                           Procedure C shall be completed no
                                           later than 12:00 p.m. on such
                                           Business Day and Settlement
                                           Procedure D shall be completed no
                                           later than 1:00 p.m. on such
                                           Business Day.

                                           If a sale is to be settled more than
                                           one Business Day after the Trade
                                           Date, Settlement Procedures A and B
                                           must be completed no later than 4:00
                                           p.m. on the

                                           Trade Date and Settlement Procedures
                                           C and D may, if necessary, be
                                           completed at any time on the first
                                           Business Day after such Trade Date.
                                           Settlement Procedure I is subject to
                                           extension in accordance with any
                                           extension of Fedwire closing
                                           deadlines and in the other events
                                           specified in the SDFS operating
                                           procedures in effect on the
                                           Settlement Date.

                                           If settlement of a Book-Entry Note is
                                           rescheduled or cancelled, the
                                           Issuing and Paying Agent will
                                           deliver to DTC, through DTC's
                                           Participant Terminal System, a
                                           cancellation message to such effect
                                           by no later than 2:00 p.m., New York
                                           City time, on the Business Day
                                           immediately preceding the scheduled
                                           Settlement Date.

Failure to Settle:                         If the Issuing and Paying Agent
                                           fails to enter an SDFS deliver order
                                           with respect to a Book-Entry Note
                                           pursuant to Settlement Procedure G,
                                           then the Issuing and Paying Agent
                                           may deliver to DTC, through DTC's
                                           Participant Terminal System, as soon
                                           as practicable a withdrawal message
                                           instructing DTC to debit such
                                           Book-Entry Note to the participant
                                           account of the Issuing and Paying
                                           Agent maintained at DTC. DTC will
                                           process the withdrawal message,
                                           provided that such participant
                                           account contains a principal amount
                                           of the Global Note representing such
                                           Book-Entry Note that is at least
                                           equal to the principal amount to be
                                           debited. If withdrawal messages are
                                           processed with respect to all
                                           Book-Entry Notes represented by a
                                           Global Note, the Issuing and Paying
                                           Agent will mark such Global Note
                                           "cancelled," make appropriate
                                           entries in its records and return
                                           such Global Note to the Bank. The
                                           CUSIP number assigned to such Global
                                           Note shall, in accordance with CUSIP
                                           Service Bureau procedures, be
                                           cancelled and not immediately
                                           reassigned. If withdrawal messages
                                           are processed with respect to some
                                           of the Book-Entry Notes represented
                                           by a Global Note, the Issuing and
                                           Paying Agent will exchange such
                                           Global Note for two Global Notes,
                                           one of which shall
                                           represent the Book-Entry Notes for
                                           which such withdrawal messages are
                                           processed and shall be cancelled
                                           immediately after issuance, and the
                                           other of which shall represent the
                                           other Book-Entry Notes previously
                                           represented by the surrendered
                                           Global Note and shall bear the CUSIP
                                           number of the surrendered Global
                                           Note.

                                           In the case of any Book-Entry Note
                                           sold through an Agent, acting as
                                           agent, if the purchase price for any
                                           Book-Entry Note is not timely paid
                                           to the Participants with respect to
                                           such Book-Entry Note by the
                                           beneficial purchaser thereof (or a
                                           person, including an indirect
                                           participant in DTC, acting on behalf
                                           of such purchaser), such
                                           Participants and, in turn, the
                                           applicable Agent may enter SDFS
                                           deliver orders through DTC's
                                           Participant Terminal System
                                           reversing the orders entered
                                           pursuant to Settlement Procedures G
                                           and H, respectively. Thereafter, the
                                           Issuing and Paying Agent will
                                           deliver the withdrawal message and
                                           take the related actions described
                                           in the preceding paragraph. If such
                                           failure shall have occurred for any
                                           reason other than default by the
                                           applicable Agent to perform its
                                           obligations hereunder or under the
                                           Distribution Agreement, the Bank
                                           will reimburse such Agent on an
                                           equitable basis for its loss of the
                                           use of funds during the period when
                                           the funds were credited to the
                                           account of the Bank.

                                           Notwithstanding the foregoing,
                                           upon any failure to settle with
                                           respect to a Book-Entry Note, DTC
                                           may take any actions in accordance
                                           with its SDFS operating procedures
                                           then in effect. In the event of a
                                           failure to settle with respect to a
                                           Book-Entry Note that was to have
                                           been represented by a Global Note
                                           also representing other Book-Entry
                                           Notes, the Issuing and Paying Agent
                                           will provide, in accordance with
                                           Settlement Procedure E, for the
                                           authentication and issuance of a
                                           Global Note representing
                                           such remaining Book-Entry Notes and
                                           will make appropriate entries in its
                                           records.